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Employment Agreement for Reggie R. Harper

Ancillary Confidentiality and Non-Competition Agreement for Reggie R. Harper

Employment Agreement for Cordell H. White

Ancillary Confidentiality and Non-Competition Agreement for Cordell H. White

EXECUTIVE EMPLOYMENT AGREEMENT

This EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) is made and  entered into as of the 2nd  day of November, 2007, by and between First Guaranty Bank, a Louisiana state nonmember bank (the “Bank”), and Reggie R. Harper, an individual resident of the State of Louisiana (the “Executive”) (the signatories to this Agreement may be referred to individually as a “Party” and jointly as the “Parties”).

WITNESSETH:

WHEREAS,                                First Guaranty Bancshares, Inc. (the sole shareholder of the Bank and First Community Holding Company (along with its subsidiary First Community Bank, the current employer of the Executive) have entered into an Agreement and Plan of Reorganization, dated November 2, 2007 (“Merger Agreement”), pursuant to which the First Community Holding Company and First Community Bank  will merge into First Guaranty Bancshares, Inc. and the Bank, respectively; and

WHEREAS, the Executive has considerable experience, expertise and training in management related to banking and services offered by the Bank; and

WHEREAS, the Bank desires for the Executive to be employed as a member of the Senior Management Team of the Bank following the Merger, and the Executive desires to accept employment, subject to and on the terms and conditions set forth in this Agreement; and

WHEREAS, the Bank and the Executive have read and understood the terms and provisions set forth in this Agreement and have been afforded a reasonable opportunity to review this Agreement with their respective legal counsel.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Executive, and the Bank agree as follows:

1.  Term of Employment.  This Agreement shall become effective (the “Effective Date”) upon the Effective Time for the Merger (as defined in the Merger Agreement) and  shall continue in effect until December 31, 2008 (the “Term of Employment”), unless terminated pursuant to Section 5 of this Agreement.

2.  Duties and Authority.  During the Term of Employment, the Executive shall serve as a senior vice-president with a role appropriate to a member of the Bank’s senior management team.  The Executive shall perform in a professional manner the authorized and customary duties associated with his position and such other reasonable duties and responsibilities commensurate with the Executive’s position as the Board of Directors or Chief Executive Officer of the Bank may assign to the Executive from time to time.

3.  Compensation and Benefits.  All payments of compensation to the Executive shall be payable in accordance with the Bank’s ordinary payroll and other policies and procedures, provided that the Executive’s salary, pursuant to Section 3(a) shall be payable not less frequently than monthly.

(a)  Base Salary.  During the Term of Employment, the Bank agrees to pay the Executive a base salary of not less than $130,000 annually (“Base Salary”), appropriately prorated for partial months at the commencement and end of the term of this Agreement.  The Bank shall have the right to deduct from any payment of all compensation to the Executive hereunder any federal, state or local taxes required by law to be withheld with respect to such payments and any other amounts specifically authorized to be withheld or deducted by the Executive

(b)  Bonus Programs.  The Executive will be entitled to participate in any and all bonus plans of the Bank whether such bonus plans are presently existing or may hereafter be implemented by the Bank at levels equal to similarly situated officers.  The Executive shall also be entitled to participate in any benefit programs which are applicable to all employees of the Bank or to executive employees of the Bank in accordance with the Bank policy, and the provisions of said benefit programs.  This Agreement, which provides certain additional benefits, does not preclude the Executive’s participation in such other plans of the Bank.

(c)  Medical Benefits; Vacation.  The Executive shall be entitled to receive employee  and dependent health insurance, paid sick leave annually in accordance with the Bank’s policy, four (4) weeks paid vacation annually and any additional benefits provided to all the Bank employees all in accordance with the Bank’s employment policies.  All employee benefits provided to the Executive by the Bank incident to the Executive’s employment shall be governed by the applicable plan documents, summary plan descriptions or employment policies, and may be modified, suspended or revoked at any time, in accordance with the terms and provisions of the applicable documents.

(d)  Reimbursement of Expenses.  During the Term of Employment, the Bank shall promptly pay all reasonable expenses incurred by the Executive for all reasonable travel and other business related expenses incurred by him in performing his obligations under this Agreement in accordance with the Bank’s travel and business expense policy, such expenses to be reviewed by the Bank’s Board of Directors on a periodic basis.

4.  Compensation After Termination.

(a)  If the Term of Employment is terminated (i) by the Bank for Cause (as defined below) or due to the death or disability of the Executive, (ii) by the Executive other than for Good Reason (as defined in Section 5(e)) or (iii) through expiration of the Term of Employment, the Bank shall have no further obligations hereunder or otherwise with respect to the Executive’s employment from and after the termination or expiration date (except payment of the Executive’s Base Salary and any bonus accrued and reimbursement of all reasonable travel and other business related expenses incurred through the date of termination or expiration) and the Bank shall continue to have all other rights available hereunder.

(b)  If the Term of Employment is terminated (i) by the Bank Without Cause (as defined in Section 5(d)) or (ii) by the Executive for Good Reason (as defined in Section 5(e))), the Executive shall be entitled to receive as severance pay (in addition to the payment of the Base Salary and reimbursement of expenses through the date of termination), an amount equal to the Executive’s remaining Base Salary for the year of termination payable within thirty (30) days of the end of the Term of Employment.  After the thirtieth (30th) day following the end of the Term of Employment, the outstanding severance payment shall, until paid, bear interest per annum at the prime lending rate as published in The Wall Street Journal on the thirty-first (31st) day following the end of the Term of Employment.  Except as otherwise specifically provided herein, the Bank shall have no other obligations hereunder or otherwise with respect to the Executive’s employment from and after the termination or expiration date, and the Bank shall continue to have all other rights available hereunder.

(c)  No termination under Section 5 shall terminate or adversely affect any rights of the Executive then vested under any disability or other benefit program of the Bank.

5.  Termination.

(a)  Death.  If the Executive dies during the Term of Employment and while in the employ of the Bank, this Agreement shall automatically terminate and neither the Bank shall have no further obligation to the Executive or his estate under this Agreement (other than death benefits payable under the benefit plans referenced in Section 3(b) or Section 3(c)), except that the Bank shall pay the Executive’s estate that portion of the Executive’s Base Salary under Section 3(a) accrued through the date on which the Executive’s death occurred and reimbursement of all reasonable travel and other business related expenses incurred through the date on which the Executive’s death occurred.  Such payment of Base Salary and expenses to the Executive’s estate shall be made in the same manner as other payroll obligations of the Bank.

(b)  Disability.

(i)  the Bank may terminate this Agreement if, during the Term of Employment, the Executive shall be prevented from performing his duties hereunder by reason of becoming disabled.  For purposes of this Agreement, “disability” shall mean that the Executive is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result or death or expected to last for a continuous period of not less than 12 months.  During any period prior to termination during which the Executive fails to perform his duties as a result of incapacity due to physical or mental illness, the Executive shall continue to receive his full salary at the rate then in effect for such period until his employment terminates pursuant to this Section 5(b), provided that payments so made to the Executive during such period shall be reduced by the sum of the amounts, if any, payable to the Executive under any disability benefit plans of the Bank that were not previously applied to reduce such payment.

(ii)  In the event of a termination pursuant to this Section 5(b), the Bank shall be relieved of all their obligations under this Agreement, except that the Bank shall pay to the Executive, or his estate in the event of his subsequent death,(i) the Executive’s Base Salary under Section 3(a) through the date on which such termination shall have occurred, reduced during such period by the amount of any benefits received by the Executive under any disability policy maintained by the Bank and any death benefits payable under the benefit plans referenced in Section 3(b) or Section 3(c) and (ii) reimbursement of all reasonable travel and other business related expenses incurred through the date on which such termination shall have occurred.  All such payments to the Executive or his estate shall be made in the same manner as other payroll obligations of the Bank.

(c)  Discharge for Cause.  At any time during the Term of Employment, the Bank may discharge the Executive for Cause and terminate this Agreement by delivering to the Executive a written notice of discharge.  The notice of discharge shall set forth the reasons for the Executive’s termination for Cause.  For purposes of this Agreement, “Cause” shall be defined as the occurrence of any of the following events:

(i)  The determination by the Board of Directors of the Bank, in the exercise of its reasonable judgment, after consultation with its legal counsel, that the Executive has committed an act or acts constituting (1) a felony, or other crime (whether a felony or a misdemeanor) involving moral turpitude, dishonesty or theft, (2) a breach of fiduciary duty, or (3) fraud;

(ii)  The determination by the Board of Directors of the Bank, in the exercise of its reasonable judgment, that (1) the Executive has willfully failed to follow the policies adopted by the Board of Directors, other than technical or immaterial failures; (2) the Executive has failed to meet the duties and responsibilities inherent in Section 2 of this Agreement, other than technical or immaterial failures; or (3) the Executive has engaged in such intentional or reckless actions or omissions that would constitute unsafe or unsound banking practices, and, in the case of any termination pursuant to this 5(c)(ii), the Executive fails to cure such situation, assuming that such situation is curable, within thirty (30) days after written notice to the Executive by the Bank specifying in reasonable detail the reason for termination by the Board of Directors;

(iii)  The determination by the Board of Directors of the Bank, in the exercise of its reasonable judgment, after consultation with its legal counsel, that the Executive has committed a breach or violation of this Agreement, and fails to cure such breach or violation within thirty (30) days after written notice to the Executive by   the Bank specifying in reasonable detail the alleged breach or violation;

(iv)  The determination by the Board of Directors of the Bank, after consultation with its legal counsel, that the Executive has engaged in gross misconduct in the course and scope of his employment with the Bank, which shall be defined to mean indecency, immorality, dishonesty, unlawful harassment or discrimination, use of illegal drugs, or fighting; or

(v)  In the event the Executive is prohibited from engaging in the business of banking by any governmental regulatory agency having jurisdiction over the Bank.

For purposes of this Agreement, the Executive shall not be deemed to be in breach of this Agreement for his failure to substantially perform his duties under this Agreement where such failure results because the Executive has become disabled within the meaning of Section 5(b).  In such cases, termination of the Executive shall be governed by the provisions of Section 5(b).

(d)  Discharge Without Cause.  At any time during the Term of Employment, the Bank shall be entitled to terminate the Executive’s employment and this Agreement “Without Cause,” by providing him with at least thirty (30) days prior written notice of termination.  Any termination of this Agreement which is not for Cause, as defined above in Section 5(c), or which does not result from the death or disability of the Executive, as set forth in Sections 5(a) or 5(b), respectively, shall be deemed to be a termination Without Cause.  In the event of a termination Without Cause, the Bank shall become obligated to pay the Executive the severance payment set forth in Section 4(b).

(e)  Good Reason.  At any time during the Term of Employment, the Executive may resign for Good Reason and terminate this Agreement by delivering to the Bank a written notice of resignation for Good Reason.  The notice of resignation shall set forth the reasons for the Executive’s resignation for Good Reason.  For purposes of this Agreement, “Good Reason” shall be defined as the occurrence of any of the following events:

(i)  the assignment to Executive of any duties materially and adversely inconsistent with Executive’s status as a senior vice-president and member of the Bank’s senior management team or a material and adverse alteration in the nature of Executive’s authority, duties or responsibilities;

(ii)  the reduction by the Bank of Executive’s Base Salary;

(iii)  the requirement that Executive be based at any office or location other than an office of the Bank in Hammond, Louisiana; or

(iv)  the failure of any successor to the Bank to assume this Agreement.

6.  Resignation.  The Executive shall be entitled to terminate this Agreement by providing the Bank with a written notice of resignation at least thirty (30) days prior to the intended resignation date, upon which he shall be entitled to receive any Base Salary which has been earned by him through the effective date of such resignation.

7.  Arbitration.  Any dispute or claim arising hereunder shall be settled by arbitration.  Any party may commence arbitration by sending a written notice or arbitration to the other party.  The notice will state the dispute with particularity.  The parties shall mutually agree to the selection of a qualified arbitrator.  If they do not agree with fifteen (15) days, then one party may request that a then presiding judge in Tangipahoa Parish, Louisiana select an attorney to become the arbitrator in this matter.  The arbitration hearing shall be commenced thirty (30) days following the date of delivery of notice of arbitration by one party to the other, under the terms of the Federal Arbitration Act.  The arbitration shall be conducted in Tangipahoa Parish, Louisiana in accordance with the Federal Arbitration Act, and each party shall retain the right to cross-examine the opposing party’s witnesses, either through legal counsel, expert witnesses or both.  As part of his or her decision, the arbitrator may allocate the cost of arbitration, including fees of attorneys and experts, as he or she deems fair and equitable in light of all relevant circumstances.  Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

8.  Goodwill.  The Executive acknowledges that the Bank will, over a period of time, develop, significant relationships and goodwill between itself and its clients and customers by providing superior products and services.  The Executive further acknowledges that these relationships and this goodwill are a valuable asset belonging solely to the Bank.  The Executive understands that the Bank agrees to compensate him, as well as to reimburse him for reasonable and necessary business expenses incurred, while he builds and/or maintains business relationships and goodwill with the Bank’s current and prospective clients and customers on a personal level.  The Executive acknowledges that the responsibility to build and maintain business relationships and goodwill with current and prospective clients and customers creates a special relationship of trust and confidence between him, the Bank, and their clients and customers.

9.  Notices.  All notices, requests, consents and other communications to be given or delivered hereunder or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been properly served if (a) delivered personally, (b) delivered by a recognized overnight courier service, (c) sent by certified or registered mail, return receipt requested and first class postage prepaid, or (d) sent by facsimile transmission followed by a confirmation copy delivered by recognized overnight courier service the next day.  Such notices, requests, consents and other communications shall be sent to the respective parties as follows:

(i) if to the Executive:

Reggie R. Harper
17132 Natures Trace
Hammond, La. 70403, and

(ii) if to the Bank:

First Guaranty Bank
400 Guaranty Square
Hammond, Louisiana 70401
Attn:  Chief Executive Officer.

Any Party hereto may designate a different address by providing written notice of such new address to the other Parties.  Date of service of such notice shall be (i) the date such notice is personally delivered or sent by facsimile transmission (with issuance by the transmitting machine of a confirmation of a successful transmission), (ii) three business days after the date of mailing if sent by certified or registered mail or (iii) one business day after the date of delivery to the overnight courier if sent by overnight courier.

10.  Severability.  The Parties acknowledge that each covenant and/or provision of this Agreement shall be enforceable independently of every other covenant and/or provision.  Furthermore, the Executive, the Bank acknowledge that, in the event any covenant and/or provision of this Agreement is determined to be unenforceable for any reason, the remaining covenants and/or provisions will remain effective, binding and enforceable.

11.  Complete Agreement; Modification.  Except with respect to that certain Confidentiality and Non-Disclosure Agreement executed concurrently herewith and any rights the Executive may have under the Merger Agreement, the Parties acknowledge and agree that (a) this Agreement constitutes the complete and entire agreement between the parties with respect to the subject matter hereof; (b) each executed this Agreement based upon the express terms and provisions set forth herein; (c) in accepting employment with the Company and the Bank, the Executive has not relied on any representations, oral or written, which are not set forth in this Agreement, (d) no previous agreement, either oral or written, shall have any effect on the terms or provisions of this Agreement and (e) all such previous agreements with respect to the subject matter hereof, either oral or written, are expressly superseded and revoked by this Agreement.  The provisions hereof may not be altered, amended, modified, waived, or discharged in any way whatsoever, except by written agreement executed by the Parties.  No waiver shall be deemed a continuing waiver or a waiver of any subsequent breach or default, either of a similar or different nature, unless expressly so stated in writing.

12.  Governing Law.  This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Louisiana, without giving effect to provision thereof regarding conflict of laws.

13.  Prior Agreements.  The Executive represents that his service as an employee of   the Bank will not violate any agreement:  (i) he has made that prohibits him from disclosing any information he acquired prior to his becoming employed by the Bank; or (ii) he had made that prohibits him from accepting employment with   the Bank or that will interfere with his compliance with the terms of this Agreement.  The Executive further represents that he has not previously, and will not in the future, disclose to   the Bank any proprietary information or trade secrets belonging to any previous employer.  The Executive acknowledges that the Bank has instructed him not to disclose to it any proprietary information or trade secrets belonging to any previous employer.

14.  Voluntary Agreement.  The Parties acknowledge that each has carefully read this agreement, that each has had an opportunity to consult with his or its attorney concerning the meaning, import and legal significance of this Agreement, that each understands its terms, that all understandings and agreements between the Parties relating to the subjects covered in this Agreement are contained in it, and that each has entered into the Agreement voluntarily and not in reliance on any promises or representations by the other than those contained in this Agreement.

 [Signature page follows]

[Signature Page to the Executive Employment Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above, to be effective as of the Effective Date.

THE EXECUTIVE:
Reggie R. Harper

THE BANK:	First Guaranty Bank,
a Louisiana state bank

By:
	Name:	Michael R. Sharp
	Title:	President

LOUISIANA ANCILLARY CONFIDENTIALITY AND
NON-COMPETITION AGREEMENT

THIS CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (the “Agreement”) dated November 2, 2007 is made by Reggie Harper (“Executive”) and First Guaranty Bank (the “Bank”).

RECITALS

A. Executive and the Bank have entered into an Employment Agreement dated this date (the “Employment Agreement”), to which this Agreement is ancillary and incorporated by reference, pursuant to which, among other things, the Bank agrees to make certain payments to Executive; and

B.  Pursuant to the Employment Agreement, the Bank and Executive have agreed to enter into this Ancillary Agreement.

The parties accordingly agree as follows:

AGREEMENT

1.  Definitions.  Each capitalized term not defined in this Agreement has the meaning assigned to it in the Employment Agreement.

2.  Term.  The term of this Agreement begins at the Effective Time of the Mergers and continues through the earlier of (i) December 31, 2008 or (ii) the date of termination of the Executive’s employment with the Bank (A) by the Bank Without Cause or (B) by the Executive for Good Reason.

3.  Confidentiality.  Executive acknowledges that in the course of his relationship with First Community Bank he has in the past received, and may in the future receive in the course of his relationship with the Bank, certain trade secrets, programs, lists of customers and other confidential or proprietary information and knowledge concerning the business of the Bank and its parent, First Guaranty Bancshares, Inc. (“Confidential Information”) which the Bank desires to protect.  Executive understands that the information is confidential, and he agrees not to reveal the Confidential Information to anyone outside the Bank, other than such disclosure as authorized by the Bank or is made to a person transacting business with the Bank who has reasonable need for such Confidential Information.  Executive further agrees that he will at no time use the Confidential Information for or on behalf of any person other than the Bank for any purpose.

4.  Return of Bank Property.  The Executive acknowledges that all memoranda, notes, records, reports, manuals, books, papers, letters, client and customer lists, contracts, software programs, information and records, drafts of instructions, guides and manuals, and other documentation (whether in draft or final form), and other sales or financial information and aids relating to the Bank’s business, and any and all other documents containing Confidential Information furnished to the Executive by any representative of the Bank or otherwise acquired or developed by the Executive in connection with his association with the Bank (collectively, “Recipient Materials”) shall at all times be the property of the Bank (as applicable).  Within twenty-four (24) hours of the termination of his employment with the Bank, the Executive shall return to the Bank any Recipient Materials which are in his possession, custody or control.

5.  Unfair Competition Restrictions; Non-Solicitation of Customers; Non-Solicitation of Employees.  Throughout the term of this Agreement, the Executive agrees not to do any of the following, directly or indirectly, for himself or for others, anywhere in the Louisiana Parishes of Tangipahoa, Livingston, Vermillion, Jefferson Davis, Claiborne, Caddo, Lincoln, Bossier, and St. Tammany (the “Restricted Area”) unless expressly authorized by the Bank's board of directors:

(a)           engage in, or assist any person, entity, or business engaged in, the selling or providing of products or services that would displace the products or services that (i) the Bank is currently in the business of providing and was in the business of providing at the time of the execution of this Agreement, or (ii) that Executive had involvement in, access to, or received Confidential Information about in the course of employment.  The foregoing is expressly understood to include, without limitation, the business of the manufacturing, selling and/or providing products or services of the same type offered and/or sold by the Bank.

(b)           call on, service, or solicit competing business from customers of the Bank, in the Restricted Area, whom he, within the previous 12 months, (i) had or made contact with, or (ii) had access to information and files about; or, induce or encourage any such customer or other source of ongoing business to stop doing business with the Bank.  This provision does not prohibit Executive from managing or providing other services or products that are not a product or services currently offered by the Bank.

(c)           call on, solicit, encourage, or induce any other employee or officer of the Bank, whom he had contact with, knowledge of, or association within the course of employment with the Bank to discontinue his or her employment, and will not assist any other person or entity in such a solicitation.

6.  Non-Disparagement.  Executive covenants and agrees he will not engage in any pattern of conduct that involves the making or publishing of written or oral statements or remarks (including, without limitation, the repetition or distribution of derogatory rumors, allegations, negative reports or comments) which are disparaging, deleterious or damaging to the integrity, reputation or good will of the Bank or its respective management or products and services.

7.  Separability of Covenants.  The covenants contained in Section 5 constitute a series of separate but ancillary covenants, one for each applicable parish in the State of Louisiana that is within the Restricted Area.  If in any judicial proceeding, a court shall hold that any of the covenants set forth in Section 5 exceed the time, geographic, or occupational limitations permitted by applicable law, Executive and the Bank agree that such provisions shall and are hereby reformed to the maximum time, geographic, or occupational limitations permitted by such laws.   Further, in the event a court shall hold unenforceable any of the separate covenants deemed included herein, then such unenforceable covenant or covenants shall be deemed eliminated from the provisions of this Agreement for the purpose of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced in such proceeding.  Executive and the Bank further agree that the covenants in Section 5 shall each be construed as a separate agreement independent of any other provisions of this Agreement, and the existence of any claim or cause of action by Executive against the Bank, whether predicated on this Agreement, his Employment Agreement or otherwise, shall not constitute a defense to the enforcement by the Bank of any of the covenants of Section 5.

8.  Consideration.  Executive acknowledges and agrees that no other consideration for Executive's covenants in this Agreement, other than that specifically referred to in the Employment Agreement, has or will be paid or furnished to him by the Bank.

9.  Meaning of Certain Terms.  All non-capitalized terms in Sections 3, 4 and 5 are intended to and shall have the same meanings that those terms (to the extent they appear therein) have in La.  R.  S.  23:921.C.  Subject to and only to the extent not consistent with the foregoing sentence, the parties understand the following phrases to have the following meanings:

(a)           The phrase “carrying on or engaging in a business similar to the business of the Bank” includes engaging, as principal, officer, employee, agent, trustee, advisor, consultant or through the agency of any bank, corporation, partnership, association or agent or agency, in any business which conducts business in competition with the Bank or being the owner of more than one percent of the outstanding capital stock of any corporation, or an officer, director, or employee of any corporation or other entity, (other than the Bank or a corporation or other entity, affiliated with the Bank) or a member or employee or any partnership, or an owner or employee of any other business, which conducts a business or provides a service in the Restricted Area in competition with the Bank or any affiliated corporation or other entity.  Moreover, the term also includes (i) directly or indirectly inducing any current customers of the Bank, or any affiliated corporation or other entity, to patronize any product or service business in competition with the Bank or any affiliated corporation or other entity, (ii) canvassing, soliciting, or accepting any product or service business of the type conducted by the Bank or any affiliated corporation or other entity (iii) directly or indirectly requesting or advising any current customers of the Bank or any affiliated corporation or other entity, to withdraw, curtail or cancel such customer’s business with the Bank or any affiliated corporation or other entity; or (iv) directly or indirectly disclosing to any other person, firm, corporation or entity, the names or addresses of any of the current customers of the Bank or any affiliated corporation or other entity or the rates or other terms on which the Bank provides services to its customers.  In addition, the term includes directly or indirectly, through any person, firm, association, corporation or other entity with which Executive is now or may hereafter become associated, causing or inducing any present employee of the Bank or any affiliated corporation or other entity to leave the employ of the Bank or any affiliated corporation or other entity to accept employment with Executive or with such person, firm, association, corporation, or other entity.

(b)           The phrase “a business similar to the business of the Bank” means the taking of deposits and other receipt of funds from customers, the making of loans and other extensions of credit, maintaining checking accounts for customers, providing investment vehicles such as certificates of deposit to customers and providing trust services.

(c)           The phrase “carries on a like business” includes, without limitation, actions taken by or through a holding company, wholly-owned subsidiary or other affiliated corporation or entity.

10.  Reasonable Restrictions.  Executive represents to the Bank that the enforcement of the restrictions contained in this Agreement would not be unduly burdensome to Executive and acknowledges that Executive is willing and able, subject to the Restricted Area as defined herein, to compete in other geographical areas not prohibited by this Agreement.  The parties to this Agreement hereby agree that the covenants contained in this Agreement are reasonable.

11.  Entire Agreement.  Except with respect to the Employment Agreement executed concurrently herewith, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes and is in full substitution for any and all prior agreements and understandings whether written or oral between said parties relating to the subject matter of this Agreement.  This Agreement shall not supersede or substitute for, nor be superseded or substituted by, the Employment Agreement, but shall have full force and effect concurrently therewith.

12.  Amendment.  This Agreement may not be amended or modified in any respect except by an agreement in writing executed by the parties in the same manner as this Agreement except as provided in Section 13 of this Agreement.

13.  Unenforceable Provisions.  If, and to the extent that, any section, paragraph, part, term and/or provision of this Agreement would otherwise be found null, void, or unenforceable under applicable law by any court of competent jurisdiction, that section, paragraph, part, term and/or provision shall automatically not constitute part of this Agreement.  Each section, paragraph, part, term and/or provision of this Agreement is intended to be and is severable from the remainder of this Agreement.  If, for any reason, any section, paragraph, part, term and/or provision herein is determined not to constitute part of this Agreement or to be null, void, or unenforceable under applicable law by any court of competent jurisdiction, the operation of the other sections, paragraphs, parts, terms and/or provisions of this Agreement as may remain otherwise intelligible shall not be impaired or otherwise affected and shall continue to have full force and effect and bind the parties hereto.

14.  Remedies.

(a)           Executive agrees that a breach or violation of Section 3, 4 or 5 of this Agreement by Executive shall entitle the Bank as a matter of right, to an injunction, without necessity of posting bond, issued by any court of competent jurisdiction, restraining any further or continued breach or violation of such provisions.  Such right to an injunction shall be cumulative and in addition, and not in lieu of, any other remedies to which the Bank may show themselves justly entitled, including, but not limited to, specific performance and damages.  The parties specifically agree that the remedy of damages alone is inadequate.

(b)           In the event that Executive knowingly and intentionally fails in any material respect to perform any of his material obligations under this Agreement, the Bank may elect (i) to cease all payments under the Employment Agreement and recover all payments previously made to Executive under the Employment Agreement, (ii) obtain an injunction and/or (iii) exercise any and all other remedies available by law.

(c)           Notwithstanding the foregoing subsection (b), Executive  will have no liability or responsibility for: (i) inadvertent disclosure or use of the Confidential Information if (x) he uses the same degree of care in safeguarding the Confidential Information that the Bank uses to safeguard information of like importance and (y) upon discovery of such inadvertent disclosure or use of such material, Executive immediately uses his best efforts, including the commencement of litigation, if necessary, to prevent any use thereof by the person or persons to whom it has been disclosed and to prevent any further incidental disclosure thereof; and, (ii) disclosure of any Confidential Information (x) that is required by law, (y) that is made pursuant to a proper subpoena from a court or administrative agency of competent jurisdiction from a court or administrative agency of competent jurisdiction or (z) that is made upon written demand of an official involved in regulating the Executive if before disclosure is made, Executive immediately notifies the Bank of the requested disclosure by the most immediate means of communication available and confirms in writing such notification within one business day thereafter.

15.  Notice.  All notices, consents, requests, approvals or other communications in connection with this Agreement and all legal process in regard hereto shall be in writing and shall be deemed validly delivered, if delivered personally or sent by certified mail, postage prepaid.  Unless changed by written notice pursuant hereto, the address of each party for the purposes hereof is as follows:

If to Executive:                                                                           If to the Bank:

Reggie Harper                                                                       First Guaranty Bank
17132 Nature’s Trace                                                                           400  East Thomas Street
Hammond, LA 70403                                                                           Hammond, LA.  70401
                          Attention:  Michael R. Sharp, President

Notice given by mail as set out above shall be deemed delivered only when actually received.

16.  Descriptive Headings.  The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

17.  Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana without regard to conflicts of law principles.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

Executive:                                                                                     First Guaranty Bank

________________________                  By:________________________
Reggie Harper                                                                                           Michael R. Sharp, President

EXECUTIVE EMPLOYMENT AGREEMENT

This EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of the 2nd day of November, 2007, by and between First Guaranty Bank, a Louisiana state nonmember bank (the “Bank”), and Cordell H. White, an individual resident of the State of Louisiana (the “Executive”) (the signatories to this Agreement may be referred to individually as a “Party” and jointly as the “Parties”).

WITNESSETH:

WHEREAS,                                First Guaranty Bancshares, Inc. (the sole shareholder of the Bank and First Community Holding Company (along with its subsidiary First Community Bank, the current employer of the Executive) have entered into an Agreement and Plan of Reorganization, dated November 2, 2007 (“Merger Agreement”), pursuant to which the First Community Holding Company and First Community Bank will merge into First Guaranty Bancshares, Inc. and the Bank, respectively; and

WHEREAS, the Executive has considerable experience, expertise and training in management related to banking and services offered by the Bank; and

WHEREAS, the Bank desires for the Executive to be employed as a senior lending officer, credit officer or other position in Senior Management of the Bank following the Merger, and the Executive desires to accept employment, subject to and on the terms and conditions set forth in this Agreement; and

WHEREAS, the Bank and the Executive have read and understood the terms and provisions set forth in this Agreement and have been afforded a reasonable opportunity to review this Agreement with their respective legal counsel.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Executive, and the Bank agree as follows:

1.  Term of Employment.  This Agreement shall become effective (the “Effective Date”) upon the Effective Time for the Merger (as defined in the Merger Agreement) and  shall continue in effect until December 31, 2008 (the “Term of Employment”), unless terminated pursuant to Section 5 of this Agreement.

2.  Duties and Authority.  During the Term of Employment, the Executive shall serve as a senior vice-president with a role appropriate to a member of the Bank’s senior management team.  The Executive shall perform in a professional manner the authorized and customary duties associated with his position and such other reasonable duties and responsibilities commensurate with the Executive’s position as the Board of Directors or Chief Executive Officer of the Bank may assign to the Executive from time to time.

3.  Compensation and Benefits.  All payments of compensation to the Executive shall be payable in accordance with the Bank’s ordinary payroll and other policies and procedures, provided that the Executive’s salary, pursuant to Section 3(a) shall be payable not less frequently than monthly.

(a)  Base Salary.  During the Term of Employment, the Bank agrees to pay the Executive a base salary of not less than $115,500 annually (“Base Salary”), appropriately prorated for partial months at the commencement and end of the term of this Agreement.  The Bank shall have the right to deduct from any payment of all compensation to the Executive hereunder any federal, state or local taxes required by law to be withheld with respect to such payments and any other amounts specifically authorized to be withheld or deducted by the Executive

(b)  Bonus Programs.  The Executive will be entitled to participate in any and all bonus plans of the Bank whether such bonus plans are presently existing or may hereafter be implemented by the Bank at levels equal to similarly situated officers.  The Executive shall also be entitled to participate in any benefit programs which are applicable to all employees of the Bank or to executive employees of the Bank in accordance with the Bank policy, and the provisions of said benefit programs.  This Agreement, which provides certain additional benefits, does not preclude the Executive’s participation in such other plans of the Bank.

(c)  Medical Benefits; Vacation.  The Executive shall be entitled to receive employee  and dependent health insurance, paid sick leave annually in accordance with the Bank’s policy, four (4) weeks paid vacation annually and any additional benefits provided to all the Bank employees all in accordance with the Bank’s employment policies.  All employee benefits provided to the Executive by the Bank incident to the Executive’s employment shall be governed by the applicable plan documents, summary plan descriptions or employment policies, and may be modified, suspended or revoked at any time, in accordance with the terms and provisions of the applicable documents.

(d)  Reimbursement of Expenses.  During the Term of Employment, the Bank shall promptly pay all reasonable expenses incurred by the Executive for all reasonable travel and other business related expenses incurred by him in performing his obligations under this Agreement in accordance with the Bank’s travel and business expense policy, such expenses to be reviewed by the Bank’s Board of Directors on a periodic basis.

4.  Compensation After Termination.

(a)  If the Term of Employment is terminated (i) by the Bank for Cause (as defined below) or due to the death or disability of the Executive, (ii) by the Executive other than for Good Reason (as defined in Section 5(e)) or (iii) through expiration of the Term of Employment, the Bank shall have no further obligations hereunder or otherwise with respect to the Executive’s employment from and after the termination or expiration date (except payment of the Executive’s Base Salary and any bonus accrued and reimbursement of all reasonable travel and other business related expenses incurred through the date of termination or expiration) and the Bank shall continue to have all other rights available hereunder.

(b)  If the Term of Employment is terminated (i) by the Bank Without Cause (as defined in Section 5(d)) or (ii) by the Executive for Good Reason (as defined in Section 5(e)), the Executive shall be entitled to receive as severance pay (in addition to the payment of the Base Salary and reimbursement of expenses through the date of termination), an amount equal to the Executive’s remaining Base Salary for the year of termination payable within thirty (30) days of the end of the Term of Employment.  After the thirtieth (30th) day following the end of the Term of Employment, the outstanding severance payment shall, until paid, bear interest per annum at the prime lending rate as published in The Wall Street Journal on the thirty-first (31st) day following the end of the Term of Employment.  Except as otherwise specifically provided herein, the Bank shall have no other obligations hereunder or otherwise with respect to the Executive’s employment from and after the termination or expiration date, and the Bank shall continue to have all other rights available hereunder.

(c)  No termination under Section 5 shall terminate or adversely affect any rights of the Executive then vested under any disability or other benefit program of the Bank.

5.  Termination.

(a)  Death.  If the Executive dies during the Term of Employment and while in the employ of the Bank, this Agreement shall automatically terminate and neither the Bank shall have no further obligation to the Executive or his estate under this Agreement (other than death benefits payable under the benefit plans referenced in Section 3(b) or Section 3(c)), except that the Bank shall pay the Executive’s estate that portion of the Executive’s Base Salary under Section 3(a) accrued through the date on which the Executive’s death occurred and reimbursement of all reasonable travel and other business related expenses incurred through the date on which the Executive’s death occurred.  Such payment of Base Salary and expenses to the Executive’s estate shall be made in the same manner as other payroll obligations of the Bank.

(b)  Disability.

(i)  the Bank may terminate this Agreement if, during the Term of Employment, the Executive shall be prevented from performing his duties hereunder by reason of becoming disabled.  For purposes of this Agreement, “disability” shall mean that the Executive is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result or death or expected to last for a continuous period of not less than 12 months.  During any period prior to termination during which the Executive fails to perform his duties as a result of incapacity due to physical or mental illness, the Executive shall continue to receive his full salary at the rate then in effect for such period until his employment terminates pursuant to this Section 5(b), provided that payments so made to the Executive during such period shall be reduced by the sum of the amounts, if any, payable to the Executive under any disability benefit plans of the Bank that were not previously applied to reduce such payment.

(ii)  In the event of a termination pursuant to this Section 5(b), the Bank shall be relieved of all their obligations under this Agreement, except that the Bank shall pay to the Executive, or his estate in the event of his subsequent death,(i) the Executive’s Base Salary under Section 3(a) through the date on which such termination shall have occurred, reduced during such period by the amount of any benefits received by the Executive under any disability policy maintained by the Bank and any death benefits payable under the benefit plans referenced in Section 3(b) or Section 3(c) and (ii) reimbursement of all reasonable travel and other business related expenses incurred through the date on which such termination shall have occurred.  All such payments to the Executive or his estate shall be made in the same manner as other payroll obligations of the Bank.

(c)  Discharge for Cause.  At any time during the Term of Employment, the Bank may discharge the Executive for Cause and terminate this Agreement by delivering to the Executive a written notice of discharge.  The notice of discharge shall set forth the reasons for the Executive’s termination for Cause.  For purposes of this Agreement, “Cause” shall be defined as the occurrence of any of the following events:

(i)  The determination by the Board of Directors of the Bank, in the exercise of its reasonable judgment, after consultation with its legal counsel, that the Executive has committed an act or acts constituting (1) a felony, or other crime (whether a felony or a misdemeanor) involving moral turpitude, dishonesty or theft, (2) a breach of fiduciary duty, or (3) fraud;

(ii)  The determination by the Board of Directors of the Bank, in the exercise of its reasonable judgment, that (1) the Executive has willfully failed to follow the policies adopted by the Board of Directors, other than technical or immaterial failures; (2) the Executive has failed to meet the duties and responsibilities inherent in Section 2 of this Agreement, other than technical or immaterial failures; or (3) the Executive has engaged in such intentional or reckless actions or omissions that would constitute unsafe or unsound banking practices, and, in the case of any termination pursuant to this 5(c)(ii), the Executive fails to cure such situation, assuming that such situation is curable, within thirty (30) days after written notice to the Executive by the Bank specifying in reasonable detail the reason for termination by the Board of Directors;

(iii)  The determination by the Board of Directors of the Bank, in the exercise of its reasonable judgment, after consultation with its legal counsel, that the Executive has committed a breach or violation of this Agreement, and fails to cure such breach or violation within thirty (30) days after written notice to the Executive by   the Bank specifying in reasonable detail the alleged breach or violation;

(iv)  The determination by the Board of Directors of the Bank, after consultation with its legal counsel, that the Executive has engaged in gross misconduct in the course and scope of his employment with the Bank, which shall be defined to mean indecency, immorality, dishonesty, unlawful harassment or discrimination, use of illegal drugs, or fighting; or

(v)  In the event the Executive is prohibited from engaging in the business of banking by any governmental regulatory agency having jurisdiction over the Bank.

For purposes of this Agreement, the Executive shall not be deemed to be in breach of this Agreement for his failure to substantially perform his duties under this Agreement where such failure results because the Executive has become disabled within the meaning of Section 5(b).  In such cases, termination of the Executive shall be governed by the provisions of Section 5(b).

(d)  Discharge Without Cause.  At any time during the Term of Employment, the Bank shall be entitled to terminate the Executive’s employment and this Agreement “Without Cause,” by providing him with at least thirty (30) days prior written notice of termination.  Any termination of this Agreement which is not for Cause, as defined above in Section 5(c), or which does not result from the death or disability of the Executive, as set forth in Sections 5(a) or 5(b), respectively, shall be deemed to be a termination Without Cause.  In the event of a termination Without Cause, the Bank shall become obligated to pay the Executive the severance payment set forth in Section 4(b).

(e)  Good Reason.  At any time during the Term of Employment, the Executive may resign for Good Reason and terminate this Agreement by delivering to the Bank a written notice of resignation for Good Reason.  The notice of resignation shall set forth the reasons for the Executive’s resignation for Good Reason.  For purposes of this Agreement, “Good Reason” shall be defined as the occurrence of any of the following events:

(i)  the assignment to Executive of any duties materially and adversely inconsistent with Executive’s status as a senior vice-president and member of the Bank’s senior management team or a material and adverse alteration in the nature of Executive’s authority, duties or responsibilities;

(ii)  the reduction by the Bank of Executive’s Base Salary;

(iii)  the requirement that Executive be based at any office or location other than an office of the Bank in Hammond, Louisiana; or

(iv)  the failure of any successor to the Bank to assume this Agreement.

6.  Resignation.  The Executive shall be entitled to terminate this Agreement by providing the Bank with a written notice of resignation at least thirty (30) days prior to the intended resignation date, upon which he shall be entitled to receive any Base Salary which has been earned by him through the effective date of such resignation.

7.  Arbitration.  Any dispute or claim arising hereunder shall be settled by arbitration.  Any party may commence arbitration by sending a written notice or arbitration to the other party.  The notice will state the dispute with particularity.  The parties shall mutually agree to the selection of a qualified arbitrator.  If they do not agree with fifteen (15) days, then one party may request that a then presiding judge in Tangipahoa Parish, Louisiana select an attorney to become the arbitrator in this matter.  The arbitration hearing shall be commenced thirty (30) days following the date of delivery of notice of arbitration by one party to the other, under the terms of the Federal Arbitration Act.  The arbitration shall be conducted in Tangipahoa Parish, Louisiana in accordance with the Federal Arbitration Act, and each party shall retain the right to cross-examine the opposing party’s witnesses, either through legal counsel, expert witnesses or both.  As part of his or her decision, the arbitrator may allocate the cost of arbitration, including fees of attorneys and experts, as he or she deems fair and equitable in light of all relevant circumstances.  Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

8.  Goodwill.  The Executive acknowledges that the Bank will, over a period of time, develop, significant relationships and goodwill between itself and its clients and customers by providing superior products and services.  The Executive further acknowledges that these relationships and this goodwill are a valuable asset belonging solely to the Bank.  The Executive understands that the Bank agrees to compensate him, as well as to reimburse him for reasonable and necessary business expenses incurred, while he builds and/or maintains business relationships and goodwill with the Bank’s current and prospective clients and customers on a personal level.  The Executive acknowledges that the responsibility to build and maintain business relationships and goodwill with current and prospective clients and customers creates a special relationship of trust and confidence between him, the Bank, and their clients and customers.

9.  Notices.  All notices, requests, consents and other communications to be given or delivered hereunder or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been properly served if (a) delivered personally, (b) delivered by a recognized overnight courier service, (c) sent by certified or registered mail, return receipt requested and first class postage prepaid, or (d) sent by facsimile transmission followed by a confirmation copy delivered by recognized overnight courier service the next day.  Such notices, requests, consents and other communications shall be sent to the respective parties as follows:

(i) if to the Executive:

Cordell H. White
41464 Rue Maison
Ponchatoula, Louisiana 70454, and

(ii) if to the Bank:

First Guaranty Bank
400 Guaranty Square
Hammond, Louisiana 70401
Attn:  Chief Executive Officer.

Any Party hereto may designate a different address by providing written notice of such new address to the other Parties.  Date of service of such notice shall be (i) the date such notice is personally delivered or sent by facsimile transmission (with issuance by the transmitting machine of a confirmation of a successful transmission), (ii) three business days after the date of mailing if sent by certified or registered mail or (iii) one business day after the date of delivery to the overnight courier if sent by overnight courier.

10.  Severability.  The Parties acknowledge that each covenant and/or provision of this Agreement shall be enforceable independently of every other covenant and/or provision.  Furthermore, the Executive, the Bank acknowledge that, in the event any covenant and/or provision of this Agreement is determined to be unenforceable for any reason, the remaining covenants and/or provisions will remain effective, binding and enforceable.

11.  Complete Agreement; Modification.  Except with respect to that certain Confidentiality and Non-Disclosure Agreement executed concurrently herewith and any rights the Executive may have under the Merger Agreement, the Parties acknowledge and agree that (a) this Agreement constitutes the complete and entire agreement between the parties with respect to the subject matter hereof; (b) each executed this Agreement based upon the express terms and provisions set forth herein; (c) in accepting employment with the Company and the Bank, the Executive has not relied on any representations, oral or written, which are not set forth in this Agreement, (d) no previous agreement, either oral or written, shall have any effect on the terms or provisions of this Agreement and (e) all such previous agreements with respect to the subject matter hereof, either oral or written, are expressly superseded and revoked by this Agreement.  The provisions hereof may not be altered, amended, modified, waived, or discharged in any way whatsoever, except by written agreement executed by the Parties.  No waiver shall be deemed a continuing waiver or a waiver of any subsequent breach or default, either of a similar or different nature, unless expressly so stated in writing.

12.  Governing Law.  This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Louisiana, without giving effect to provision thereof regarding conflict of laws.

13.  Prior Agreements.  The Executive represents that his service as an employee of   the Bank will not violate any agreement:  (i) he has made that prohibits him from disclosing any information he acquired prior to his becoming employed by the Bank; or (ii) he had made that prohibits him from accepting employment with   the Bank or that will interfere with his compliance with the terms of this Agreement.  The Executive further represents that he has not previously, and will not in the future, disclose to   the Bank any proprietary information or trade secrets belonging to any previous employer.  The Executive acknowledges that the Bank has instructed him not to disclose to it any proprietary information or trade secrets belonging to any previous employer.

14.  Voluntary Agreement.  The Parties acknowledge that each has carefully read this agreement, that each has had an opportunity to consult with his or its attorney concerning the meaning, import and legal significance of this Agreement, that each understands its terms, that all understandings and agreements between the Parties relating to the subjects covered in this Agreement are contained in it, and that each has entered into the Agreement voluntarily and not in reliance on any promises or representations by the other than those contained in this Agreement.

 [Signature page follows]

[Signature Page to the Executive Employment Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above, to be effective as of the Effective Date.

THE EXECUTIVE:
Cordell H. White

THE BANK:	First Guaranty Bank,
a Louisiana state bank

By:
	Name:	Michel R. Sharp
	Title:	President

LOUISIANA ANCILLARY CONFIDENTIALITY AND
NON-COMPETITION AGREEMENT

THIS CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (the “Agreement”) dated November 2, 2007 is made by Cordell White (“Executive”) and First Guaranty Bank (the “Bank”).

RECITALS

A. Executive and the Bank have entered into an Employment Agreement dated this date (the “Employment Agreement”), to which this Agreement is ancillary and incorporated by reference, pursuant to which, among other things, the Bank agrees to make certain payments to Executive; and

B.  Pursuant to the Employment Agreement, the Bank and Executive have agreed to enter into this Ancillary Agreement.

The parties accordingly agree as follows:

AGREEMENT

1.  Definitions.  Each capitalized term not defined in this Agreement has the meaning assigned to it in the Employment Agreement.

2.  Term.  The term of this Agreement begins at the Effective Time of the Mergers and continues through the earlier of (i) December 31, 2008 or (ii) the date of termination of the Executive’s employment with the Bank (A) by the Bank Without Cause or (B) by the Executive for Good Reason.

3.  Confidentiality.  Executive acknowledges that in the course of his relationship with First Community Bank he has in the past received, and may in the future receive in the course of his relationship with the Bank, certain trade secrets, programs, lists of customers and other confidential or proprietary information and knowledge concerning the business of the Bank and its parent, First Guaranty Bancshares, Inc. (“Confidential Information”) which the Bank desires to protect.  Executive understands that the information is confidential, and he agrees not to reveal the Confidential Information to anyone outside the Bank, other than such disclosure as authorized by the Bank or is made to a person transacting business with the Bank who has reasonable need for such Confidential Information.  Executive further agrees that he will at no time use the Confidential Information for or on behalf of any person other than the Bank for any purpose.

4.  Return of Bank Property.  The Executive acknowledges that all memoranda, notes, records, reports, manuals, books, papers, letters, client and customer lists, contracts, software programs, information and records, drafts of instructions, guides and manuals, and other documentation (whether in draft or final form), and other sales or financial information and aids relating to the Bank’s business, and any and all other documents containing Confidential Information furnished to the Executive by any representative of the Bank or otherwise acquired or developed by the Executive in connection with his association with the Bank (collectively, “Recipient Materials”) shall at all times be the property of the Bank (as applicable).  Within twenty-four (24) hours of the termination of his employment with the Bank, the Executive shall return to the Bank any Recipient Materials which are in his possession, custody or control.

5.  Unfair Competition Restrictions; Non-Solicitation of Customers; Non-Solicitation of Employees.  Throughout the term of this Agreement, the Executive agrees not to do any of the following, directly or indirectly, for himself or for others, anywhere in the Louisiana Parishes of Tangipahoa, Livingston, Vermillion, Jefferson Davis, Claiborne, Caddo, Lincoln, Bossier, and St. Tammany (the “Restricted Area”) unless expressly authorized by the Bank's board of directors:

(a)           engage in, or assist any person, entity, or business engaged in, the selling or providing of products or services that would displace the products or services that (i) the Bank is currently in the business of providing and was in the business of providing at the time of the execution of this Agreement, or (ii) that Executive had involvement in, access to, or received Confidential Information about in the course of employment.  The foregoing is expressly understood to include, without limitation, the business of the manufacturing, selling and/or providing products or services of the same type offered and/or sold by the Bank.

(b)           call on, service, or solicit competing business from customers of the Bank, in the Restricted Area, whom he, within the previous 12 months, (i) had or made contact with, or (ii) had access to information and files about; or, induce or encourage any such customer or other source of ongoing business to stop doing business with the Bank.  This provision does not prohibit Executive from managing or providing other services or products that are not a product or services currently offered by the Bank.

(c)           call on, solicit, encourage, or induce any other employee or officer of the Bank, whom he had contact with, knowledge of, or association within the course of employment with the Bank to discontinue his or her employment, and will not assist any other person or entity in such a solicitation.

6.  Non-Disparagement.  Executive covenants and agrees he will not engage in any pattern of conduct that involves the making or publishing of written or oral statements or remarks (including, without limitation, the repetition or distribution of derogatory rumors, allegations, negative reports or comments) which are disparaging, deleterious or damaging to the integrity, reputation or good will of the Bank or its respective management or products and services.

7.  Separability of Covenants.  The covenants contained in Section 5 constitute a series of separate but ancillary covenants, one for each applicable parish in the State of Louisiana that is within the Restricted Area.  If in any judicial proceeding, a court shall hold that any of the covenants set forth in Section 5 exceed the time, geographic, or occupational limitations permitted by applicable law, Executive and the Bank agree that such provisions shall and are hereby reformed to the maximum time, geographic, or occupational limitations permitted by such laws.   Further, in the event a court shall hold unenforceable any of the separate covenants deemed included herein, then such unenforceable covenant or covenants shall be deemed eliminated from the provisions of this Agreement for the purpose of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced in such proceeding.  Executive and the Bank further agree that the covenants in Section 5 shall each be construed as a separate agreement independent of any other provisions of this Agreement, and the existence of any claim or cause of action by Executive against the Bank, whether predicated on this Agreement, his Employment Agreement or otherwise, shall not constitute a defense to the enforcement by the Bank of any of the covenants of Section 5.

8.  Consideration.  Executive acknowledges and agrees that no other consideration for Executive's covenants in this Agreement, other than that specifically referred to in the Employment Agreement, has or will be paid or furnished to him by the Bank.

9.  Meaning of Certain Terms.  All non-capitalized terms in Sections 3, 4 and 5 are intended to and shall have the same meanings that those terms (to the extent they appear therein) have in La.  R.  S.  23:921.C.  Subject to and only to the extent not consistent with the foregoing sentence, the parties understand the following phrases to have the following meanings:

(a)           The phrase “carrying on or engaging in a business similar to the business of the Bank” includes engaging, as principal, officer, employee, agent, trustee, advisor, consultant or through the agency of any bank, corporation, partnership, association or agent or agency, in any business which conducts business in competition with the Bank or being the owner of more than one percent of the outstanding capital stock of any corporation, or an officer, director, or employee of any corporation or other entity, (other than the Bank or a corporation or other entity, affiliated with the Bank) or a member or employee or any partnership, or an owner or employee of any other business, which conducts a business or provides a service in the Restricted Area in competition with the Bank or any affiliated corporation or other entity.  Moreover, the term also includes (i) directly or indirectly inducing any current customers of the Bank, or any affiliated corporation or other entity, to patronize any product or service business in competition with the Bank or any affiliated corporation or other entity, (ii) canvassing, soliciting, or accepting any product or service business of the type conducted by the Bank or any affiliated corporation or other entity (iii) directly or indirectly requesting or advising any current customers of the Bank or any affiliated corporation or other entity, to withdraw, curtail or cancel such customer’s business with the Bank or any affiliated corporation or other entity; or (iv) directly or indirectly disclosing to any other person, firm, corporation or entity, the names or addresses of any of the current customers of the Bank or any affiliated corporation or other entity or the rates or other terms on which the Bank provides services to its customers.  In addition, the term includes directly or indirectly, through any person, firm, association, corporation or other entity with which Executive is now or may hereafter become associated, causing or inducing any present employee of the Bank or any affiliated corporation or other entity to leave the employ of the Bank or any affiliated corporation or other entity to accept employment with Executive or with such person, firm, association, corporation, or other entity.

(b)           The phrase “a business similar to the business of the Bank” means the taking of deposits and other receipt of funds from customers, the making of loans and other extensions of credit, maintaining checking accounts for customers, providing investment vehicles such as certificates of deposit to customers and providing trust services.

(c)           The phrase “carries on a like business” includes, without limitation, actions taken by or through a holding company, wholly-owned subsidiary or other affiliated corporation or entity.

10.  Reasonable Restrictions.  Executive represents to the Bank that the enforcement of the restrictions contained in this Agreement would not be unduly burdensome to Executive and acknowledges that Executive is willing and able, subject to the Restricted Area as defined herein, to compete in other geographical areas not prohibited by this Agreement.  The parties to this Agreement hereby agree that the covenants contained in this Agreement are reasonable.

11.  Entire Agreement.  Except with respect to the Employment Agreement executed concurrently herewith, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes and is in full substitution for any and all prior agreements and understandings whether written or oral between said parties relating to the subject matter of this Agreement.  This Agreement shall not supersede or substitute for, nor be superseded or substituted by, the Employment Agreement, but shall have full force and effect concurrently therewith.

12.  Amendment.  This Agreement may not be amended or modified in any respect except by an agreement in writing executed by the parties in the same manner as this Agreement except as provided in Section 13 of this Agreement.

13.  Unenforceable Provisions.  If, and to the extent that, any section, paragraph, part, term and/or provision of this Agreement would otherwise be found null, void, or unenforceable under applicable law by any court of competent jurisdiction, that section, paragraph, part, term and/or provision shall automatically not constitute part of this Agreement.  Each section, paragraph, part, term and/or provision of this Agreement is intended to be and is severable from the remainder of this Agreement.  If, for any reason, any section, paragraph, part, term and/or provision herein is determined not to constitute part of this Agreement or to be null, void, or unenforceable under applicable law by any court of competent jurisdiction, the operation of the other sections, paragraphs, parts, terms and/or provisions of this Agreement as may remain otherwise intelligible shall not be impaired or otherwise affected and shall continue to have full force and effect and bind the parties hereto.

14.  Remedies.

(a)           Executive agrees that a breach or violation of Section 3, 4 or 5 of this Agreement by Executive shall entitle the Bank as a matter of right, to an injunction, without necessity of posting bond, issued by any court of competent jurisdiction, restraining any further or continued breach or violation of such provisions.  Such right to an injunction shall be cumulative and in addition, and not in lieu of, any other remedies to which the Bank may show themselves justly entitled, including, but not limited to, specific performance and damages.  The parties specifically agree that the remedy of damages alone is inadequate.

(b)           In the event that Executive knowingly and intentionally fails in any material respect to perform any of his material obligations under this Agreement, the Bank may elect (i) to cease all payments under the Employment Agreement and recover all payments previously made to Executive under the Employment Agreement, (ii) obtain an injunction and/or (iii) exercise any and all other remedies available by law.

(c)           Notwithstanding the foregoing subsection (b), Executive  will have no liability or responsibility for: (i) inadvertent disclosure or use of the Confidential Information if (x) he uses the same degree of care in safeguarding the Confidential Information that the Bank uses to safeguard information of like importance and (y) upon discovery of such inadvertent disclosure or use of such material, Executive immediately uses his best efforts, including the commencement of litigation, if necessary, to prevent any use thereof by the person or persons to whom it has been disclosed and to prevent any further incidental disclosure thereof; and, (ii) disclosure of any Confidential Information (x) that is required by law, (y) that is made pursuant to a proper subpoena from a court or administrative agency of competent jurisdiction from a court or administrative agency of competent jurisdiction or (z) that is made upon written demand of an official involved in regulating the Executive if before disclosure is made, Executive immediately notifies the Bank of the requested disclosure by the most immediate means of communication available and confirms in writing such notification within one business day thereafter.

15.  Notice.  All notices, consents, requests, approvals or other communications in connection with this Agreement and all legal process in regard hereto shall be in writing and shall be deemed validly delivered, if delivered personally or sent by certified mail, postage prepaid.  Unless changed by written notice pursuant hereto, the address of each party for the purposes hereof is as follows:

If to Executive:                                                                           If to the Bank:

Cordell White                                                                               First Guaranty Bank
41464 Rue Maison                                                                       400  East Thomas Street
Ponchatoula, LA 70454                                                               Hammond, LA.  70401
                        Attention:  Michael R. Sharp, President

Notice given by mail as set out above shall be deemed delivered only when actually received.

16.  Descriptive Headings.  The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

17.  Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana without regard to conflicts of law principles.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

Executive:                                                                                     First Guaranty Bank

________________________                    By:________________________
Cordell White                                                                                             Michael R. Sharp, President